Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

OF VISCOUNT SYSTEMS, INC.

BETWEEN:

[insert Purchaser name] (the “Purchaser”)

AND:

VISCOUNT SYSTEMS, INC., of 4585 Tillicum Street, Burnaby, V5J 5K9 (the “Issuer”)

Subject and pursuant to the terms set out in “Terms and Conditions”, attached to this Securities Purchase Agreement (the “Agreement”), the Purchaser hereby subscribes for, and on Closing will purchase from the Issuer the number of shares in the common stock of the Issuer (the “Shares” and each a “Share” and) at a price of $0.05 per Share, and for the aggregate purchase price (the “Purchase Price”) set forth below.  As additional consideration for the purchase of the Shares, the Purchaser will receive one-half of a share purchase warrant (each whole warrant being a “Warrant” and together the “Warrants”) for each Share purchased.  The certificate representing the Warrants shall be in the form attached hereto as Schedule “D”. Each Warrant entitles the Purchaser to purchase one additional Share (a “Warrant Share”) for a period of 5 years from the Closing Date (as defined in the attached “Terms and Conditions”) at a price of $0.10 per share.  All dollar references in this Agreement are to U.S. dollars unless otherwise noted.  The Shares and Warrants are collectively referred to herein as the “Securities”.

SIGNED BY the Purchaser this ________ day of November, 2012.

______________________________________________

Signature of Purchaser (or authorized signatory)

Print name of person signing and Capacity or Title

______________________________________________
Address

Telephone Number

E-mail Address

Tax I.D.

Number of Shares: Number of Warrants:
Aggregate Purchase Price: $

Register Securities as set forth below:

______________________________________________

Name

______________________________________________

Account reference, if applicable

______________________________________________
Address

Deliver the Securities as set forth below:

____________________________________________

Name

____________________________________________

Account reference, if applicable

____________________________________________
Address

ACCEPTED this

day of  ___________________________, 2012  by

VISCOUNT SYSTEMS, INC.

Per:

Authorized Officer

i

TERMS AND CONDITIONS

1.

Purchase and Payment.  The Purchaser hereby agrees to purchase the Securities for the Purchase Price.  Except as otherwise mutually agreed by the parties hereto, at the closing of the purchase and sale of the Securities (the “Closing”), the Purchaser shall deliver the full amount of the Purchase Price by wire transfer to the Issuer.

2.

Conditions of Purchase.  In connection with the purchase of the Securities, the Purchaser must complete, sign, and return the following to the Issuer:

➢

Schedule “A”, United States Accredited Investor Certificate;

➢

Schedule “B”, Canadian Accredited Investor Certificate (this can be omitted where the aggregate purchase price of the Securities is at least CAD$150,000);

➢

Schedule “C”, Registration Rights Agreement;

➢

an executed copy of this Agreement; and

➢

the Warrant in the form attached hereto as Schedule “D” (with the foregoing documents, the “Transaction Documents”).

The obligation of the Issuer to sell the Securities to the Purchaser is subject to, among other things, the conditions that the Purchaser executes and returns all documents required by applicable securities legislation to the Issuer.

3.

Closing.  The Closing will occur no later than 4:00 p.m. (Vancouver Time) on November 22, 2012 (the “Closing Date”) unless otherwise agreed by the parties hereto.  At the Closing, and subject to the conditions set forth in Section 11 of this Agreement, the Purchaser will send the Purchase Price (less deduction permitted by Section 4 of this Agreement) by wire transfer to the Issuer, and the Issuer will issue and deliver certificates representing the Warrants, and instruct its transfer agent, being Pacific Stock Transfer of Las Vegas, Nevada, to issue and deliver certificates representing the Shares, to the Purchaser by overnight courier.

4.

Payment.  At Closing, the Issuer shall pay to Pickwick Capital Partners, LLC a fee of (i) ten (10%) percent of the Purchase Price (the “Fee”), and (ii) warrants (the “Payment Warrants”) to purchase ten (10%) percent of the aggregate number of the Shares purchased by the Purchaser at Closing.  The payment of the Fee and the Payment Warrants will be in accordance with and subject to the terms of the of the engagement letter entered into between Pickwick Capital Partners, LLC and the Issuer, dated February 23, 2012.  The Payment Warrants shall have an exercise price of $0.05 per share of Common Stock and shall be in substantially the same form as the certificate representing the Warrants.  In addition, the Issuer shall reimburse the Purchaser for $2,000 in legal fees incurred by the Purchaser (which the Purchaser may deduct and withhold from the Purchase Price).

5.

Registration Rights.  At Closing, the Issuer and the Purchaser will enter into the Registration Rights Agreement in the form attached as Schedule C to this Agreement.

6.

Acknowledgements.  The Purchaser acknowledges, confirms and agrees with the following:

(a)

no prospectus or offering memorandum has been delivered to, or summarized for or seen by, the Purchaser, in connection with the issuance of the Securities and in making a decision to purchase the Securities, the Purchaser has relied solely upon publicly available information relating to the Issuer and this Agreement and not upon any verbal or written representation as to any fact or otherwise made by or on behalf of the Issuer or any employee, agent or affiliate thereof or any other person associated therewith;

(b)

the Purchaser (or, if applicable, others for whom it is acting hereunder) is solely responsible for obtaining such tax and legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement and the transactions contemplated hereunder (including the resale and transfer restrictions referred to in this Agreement);

(c)

the Purchaser understands that in addition to the requirements of United States securities laws, the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell the Securities through a person registered to sell securities under Canadian securities laws, and rules, policies and regulations thereunder (the “Canadian Applicable Laws”) and, as a consequence of acquiring securities pursuant to this section, certain protections, rights and remedies provided by the Canadian Applicable Laws, including statutory rights of rescission or damages, will not be available to the Purchaser;

(d)

the Securities will be subject to a hold period imposed by Canadian Multi-lateral Instrument 51-105 Issuers Quoted in the U.S. Over-the-Counter Market (“MI 51-105”), and unless otherwise permitted under Canadian Applicable Laws, a holder of any Securities must not trade the Securities in or from Canada unless the conditions of MI 51-105 are met; provided, however, notwithstanding anything to the contrary provided herein or elsewhere, the Canadian Applicable Laws shall not prevent, limit and/or otherwise impede a holder of any Securities from selling any Securities in the United States;

(e)

except as otherwise provided herein, none of the Securities or the Warrant Shares have been or will be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or the securities laws of any state and may not be offered or sold unless registered under the 1933 Act and the securities laws of all applicable states or unless an exemption from such registration requirements is available;

(f)

the Warrants may not be exercised unless an exemption is available from the registration requirements of the 1933 Act and the securities laws of all applicable states, and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer to such effect; provided that the Purchaser will not be required to deliver an opinion of counsel in connection with the due exercise of the Warrants if the Purchaser certifies at the time of such exercise that the representations, warranties and covenants made by the Purchaser in this Agreement, or in any agreement pursuant to which the Purchaser transfers the Warrants in compliance with the 1933 Act, are true and correct;

(g)

the Securities and the Warrant Shares will be subject to restrictions on resale pursuant to Rule 144 under the 1933 Act and may not be sold, transferred or traded except incompliance with Rule 144, or in compliance with another exemption from the registration requirements under the 1933 Act, or if the Securities are registered under the 1933 Act for resale; and

(h)

upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations or Canadian Applicable Laws, the certificates representing the Securities and the Warrant Shares and all securities issued in exchange therefore or in substitution thereof, will bear a legend in substantially the following form (square brackets apply to the Warrants):

THIS SECURITY [AND THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE] HAS [HAVE] NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(i)

the Purchaser understands that if it decides to offer, sell or otherwise transfer the Securities or the Warrant Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)

the transfer is to the Issuer;

(ii)

the transfer is made in a transaction meeting the requirements of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations, and it has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer that such transfer meets the requirements of Rules 905 and 904 as applicable;

(iii)

the transfer is made in compliance with the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; and it has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer that such transfer meets the requirements of Rule 144;

(iv)

the Securities or the Warrant Shares are transferred in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities; and it has prior to such sale furnished to the Issuer an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Issuer; or

(v)

the transfer is a capital contribution of the Securities to an investment fund in consideration for the Purchaser’s membership interest therein (a “Fund Transferee”), and it has prior to such contribution furnished to the Issuer an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Issuer; any Fund Transferee pursuant to this subsection 6(v) shall be entitled to all of the rights of the Purchaser described in Sections 10, 11 and 12 herein as if it were the Purchaser hereunder, and shall be entitled to rely upon any representations, warranties and covenants made by the Issuer to the Purchaser hereunder as if they were the original Purchaser, and shall be entitled to recover damages for any breach of any representation, warranty and covenant of the Issuer hereunder as if it were the Purchaser hereunder.

(j)

it has had the opportunity to ask questions of and receive answers from the Issuer regarding the investment, and has received all the information regarding the Issuer that it has requested;

(k)

it consents to the Issuer making a notation on its records or giving instruction to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein;

(l)

it understands and acknowledges that, except as set forth in this Agreement, the Issuer has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Securities or the Warrant Shares;

(m)

it understands and agrees that there may be material tax consequences to the Purchaser of an acquisition, disposition or exercise of any of the Securities; the Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such Securities;

(n)

it is acquiring the Securities for its own account and not on behalf of any other person for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States federal and state securities laws;

(o)

the Purchaser, if a corporation or similar entity, is duly organized and validly subsisting under the laws of its jurisdiction of organization and all necessary approvals by its directors, shareholders, partners, and others have been given to authorize execution of this Agreement on behalf of the Purchaser;

(p)

the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or, if a corporation or entity, the constating documents of, the Purchaser; and

(q)

this Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles).

7.

Representations and Warranties of the Purchaser.  The Purchaser represents and warrants to the Issuer, acknowledging that the Issuer will be relying upon such representations and warranties in entering into this Agreement as follows:

(a)

that the Purchaser is resident in the jurisdiction indicated on the first page of this Agreement;

(b)

the Purchaser is purchasing the Securities as principal for its own account and not for the benefit of any other person;

(c)

the Purchaser has made the Certifications in Schedules A and B, which Certifications are true and correct as at the date they were made and as at the date of Closing, provided that the Certification in Schedule B need not be made if the Securities have an acquisition cost to the Purchaser of not less than CAD$150,000;

(d)

has no knowledge of a material change in the affairs of the Issuer that has not been generally disclosed to the public, save knowledge of this particular private placement (if not yet disclosed);

(e)

is not purchasing the Securities as a result of an advertisement of the Securities in printed media of general and regular paid circulation, radio or television;

(f)

has not received any written or oral representations:

(i)

that any person will resell or repurchase the Securities;

(ii)

that any person will refund the purchase price of the Securities;

(iii)

as to the future price or value of the Securities; or

(iv)

that the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post the Securities for trading on a stock exchange;

(g)

has had the opportunity to consult its own independent professional advisors with respect to the legal, financial and tax consequences of purchasing the Securities;

(h)

is capable of assessing and evaluating the risks and merits of an investment in the Securities as a result of the Purchaser’s financial, investment or business experience or as a result of advice received from a registered person other than the Issuer or an affiliate thereof, and the Purchaser is able to bear the economic loss of its investment;

(i)

the Purchaser understands that the Issuer has not registered any of the Securities under the United States Securities Act of 1933 (the “1933 Act”) or the applicable laws of any other jurisdiction, in reliance on exemptions from registration.  The Purchaser further understands that such exemptions depend upon the Purchaser’s investment intent at the time it acquires the Securities.  The Purchaser therefore represents and warrants that it is purchasing the Securities without any present intention to distribute, assign, resell or transfer the Securities in any manner with would result in a violation of United States securities laws.

(j)

the Purchaser has had the opportunity to review all reports that the Issuer has filed with the U.S. Securities and Exchange Commission;

(k)

to its knowledge, the Purchaser has not purchased the Securities as a result of any form of General Solicitation or General Advertising as these terms are defined in Regulation D under the 1933 Act.  The solicitation of an offer to purchase the Securities was directly communicated to the Purchaser.  At no time was the Purchaser presented with or solicited by or through any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising in connection with such communicated offer;

(l)

acknowledges that (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities; (ii) there is no government or other insurance covering the Securities; (iii) there are risks associated with the purchase of the Securities; (iv) and there are restrictions on the Purchaser’s (or beneficial purchaser’s, if applicable) ability to re-sell the Securities and it is the responsibility of the Purchaser to comply with those restrictions before selling or trading the Securities;

(m)

the funds representing the aggregate subscription price in respect of the Securities which will be advanced by the Purchaser to the Issuer hereunder will not represent proceeds of crime for the purposes of United States and Canadian money laundering and terrorist financing legislation, and the Purchaser acknowledges that the Issuer may in the future be required by law to disclose the name of the Purchaser and other information relating to this Agreement and the subscription hereunder.  To the best of the Purchaser’s knowledge (a) none of the subscription funds provided by the Purchaser (i) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser and, (b) the Purchaser will promptly notify the Issuer if it discovers that any of such representations cease to be true, and to provide the Issuer with appropriate information in connection therewith.

8.

Reliance Upon Representations, Warranties, and Covenants.  The Purchaser acknowledges that the foregoing representations and warranties are made by it with the intent that they may be relied upon by the Issuer and its counsel in determining its eligibility to purchase the Shares under the relevant securities laws.  The Issuer and its counsel shall be entitled to rely on the representations and warranties of the Purchaser contained hereto and the Purchaser shall indemnify and hold harmless the Issuer and its counsel for any direct losses, claims, costs, expenses, damages or liabilities they may suffer or incur which are caused by or arise from, directly or indirectly, their reliance thereon.

9.

Representations, Warranties and Agreements of the Issuer.  The Issuer represents, warrants, and covenants to the Purchaser, and agrees with the Purchaser, that:

(a)

each of the Issuer and its subsidiaries, if any, has been duly incorporated, continued or amalgamated and is validly subsisting and in good standing with respect to the filing of annual returns under the laws of the jurisdictions in which it is incorporated, continued or amalgamated and has all the requisite corporate power and capacity to carry on its business as now conducted and as presently proposed to be conducted by it and to own its assets;

(b)

the Issuer has all requisite power and capacity and good and sufficient right and authority to enter into, deliver and carry out its obligations under this Agreement and to complete the transactions contemplated under this Agreement on the terms and conditions set forth herein;

(c)

this Agreement has been authorized, executed and delivered by the Issuer and constitutes a valid and legally binding obligation of the Issuer enforceable against the Issuer in accordance with their respective terms (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles);

(d)

The Shares and the Warrants have been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and non-assessable.  The Warrant Shares have been duly authorized and validly reserved for issuance, and when issued upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable. The stockholders of the Issuer have no preemptive or similar rights with respect to the Shares. The Issuer has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Warrants;

(e)

Immediately prior to the Closing, the authorized capital stock of the Issuer will consist of (x) 300,000,000 shares of Common Stock, 76,733,750 shares of which, as of the date hereof, are issued and outstanding and 83,850,151 shares of which are reserved for issuance pursuant to the Issuer’s employee incentive plans, other options and warrants outstanding and all other securities of the Issuer that are convertible, exchangeable, and/or exercisable (which amount includes all shares issuable upon exercise of any options, warrants and all other securities of the Issuer that are convertible, exchangeable, and/or exercisable granted or issued by the Issuer on or prior to the date hereof and which amount includes the impact of the price-based anti-dilution protection of such options and warrants triggered by the transactions contemplated by this Agreement and the other Transaction Documents), as reflected on the capitalization table attached hereto as Schedule “E”, and (y) 20,000,000 shares of preferred stock, par value $.001 per share, 3,000 of which preferred shares have been designated Series A Convertible Redeemable Preferred Stock, 1,126.117 of which are outstanding.  All of such outstanding securities have been, or upon issuance will be, validly issued and are fully paid and nonassessable.  Other than as disclosed in Schedule “E” attached hereto, no shares of the Issuer’s capital stock are subject to rights of first refusal, preemptive rights, right of participation or any other similar rights or any Liens suffered or permitted by the Issuer. Except as disclosed in Schedule “E”, the issuance and sale of the Securities will not obligate the Issuer to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Issuer securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Issuer are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Issuer’s capital stock to which the Issuer is a party or, to the knowledge of the Issuer, between or among any of the Issuer’s stockholders;

(f)

the Issuer is subject to the reporting requirements of Section 12(g) of the United States Exchange Act of 1934 (the “Exchange Act”) and is also a reporting issuer in the Province of British Columbia and the Issuer has filed all reports required under the securities laws of such jurisdictions;

(g)

During the two (2) years prior to the date hereof, the Issuer has timely (including within any additional time periods provided by Rule 12b-25 under the Exchange Act filed all reports on Form 10-K and Form 10-Q, and to the Issuer’s knowledge during the two (2) years prior to the date hereof, the Issuer has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof or prior to the Closing Date, all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein, all amendments thereto and all schedules and exhibits thereto and to any such amendments being hereinafter referred to as the “SEC Documents”).  Except as corrected by subsequent amendments thereto, as of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents.  As of their respective filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective filing dates, the financial statements of the Issuer included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Issuer as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments);

(h)

Except as set forth in the SEC Documents, since December 31, 2011, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Issuer or its Subsidiaries.  Since December 31, 2011, neither the Issuer nor any of its Subsidiaries has (i) declared or paid any dividends other than dividends on outstanding A Shares or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, (ii) sold any assets, individually or in the aggregate, in excess of $10,000 outside of the ordinary course of business, (iii) had capital expenditures, individually or in the aggregate, in excess of $10,000, (iv) the Issuer has not altered its method of accounting, and (v) the Issuer has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Issuer stock option plans, or pursuant to the exercise or conversion of securities issued prior to December 31, 2011.  Neither the Issuer nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Issuer have any knowledge or reason to believe that any creditors of the Issuer or its Subsidiaries intend to initiate involuntary bankruptcy proceedings against the Issuer or any of its Subsidiaries or any actual knowledge of any fact which would reasonably lead a creditor to do so. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Issuer or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Issuer under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed;

(i)

The execution, delivery and performance of this Agreement by the Issuer and the consummation by the Issuer of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation of the Issuer, in effect on the date hereof (the “Certificate of Incorporation”), the Issuer’s Bylaws in effect on the date hereof (the “Bylaws”), any memorandum of association, certificate of incorporation, articles of association, bylaws, certificate of formation, certificate of designation or other constituent documents of the Issuer or any of its Subsidiaries (including the Wholly-Owned Subsidiary), (ii) conflict with, or constitute an event of default or a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Issuer or any of its Subsidiaries is a party or by which the Issuer or any of its Subsidiaries or their properties or assets are bound, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Issuer or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Issuer or a Subsidiary is bound or affected.  The business of the Issuer and its Subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity;

(j)

Except as disclosed in the SEC Documents, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Issuer nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Issuer, there is not pending or contemplated, any investigation by the Securities and Commission (the “Commission”) involving the Issuer or any current or former director or officer of the Issuer. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Issuer or any Subsidiary under the Exchange Act or the Securities Act.

(k)

No material labor dispute exists or, to the knowledge of the Issuer, is imminent with respect to any of the employees of the Issuer which could reasonably be expected to result in a Material Adverse Effect. None of the Issuer’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Issuer or such Subsidiary, and neither the Issuer nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Issuer and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Issuer, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Issuer or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Issuer and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)

Neither the Issuer nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Issuer or any Subsidiary under), nor has the Issuer or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)

The Issuer and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Issuer nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)

The Issuer and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Issuer and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Issuer and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Issuer and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Issuer and the Subsidiaries are in compliance.

(o)

Except as set forth in the SEC Reports, the Issuer and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Issuer nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Issuer or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Issuer, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Issuer and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)

Except as set forth in the SEC Reports, none of the officers or directors of the Issuer and, to the knowledge of the Issuer, none of the employees of the Issuer is presently a party to any transaction with the Issuer or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Issuer, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Issuer and (iii) other employee benefits, including stock option agreements under any stock option plan of the Issuer.

(q)

The Issuer is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the date of this Agreement. The Issuer and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Issuer has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Issuer and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Issuer in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Issuer’s certifying officers have evaluated the effectiveness of the Issuer’s disclosure controls and procedures as of the end of the period covered by the Issuer’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Issuer presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Issuer’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Issuer’s internal control over financial reporting.

(r)

Any brokerage or finder’s fees or commissions payable by the Issuer to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents are as set forth on Section 4 of this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(s)

Except as set forth on Schedule “E” attached hereto, other than the Purchaser, no Person has any right to cause the Issuer to effect the registration under the Securities Act of any securities of the Issuer that has not already been satisfied.

(t)

The Issuer’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Issuer has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Issuer received any notification that the Commission is contemplating terminating such registration.

(u)

The Issuer and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Issuer’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Issuer fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Issuer’s issuance of the Securities and the Purchaser’s ownership of the Securities.

(v)

Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Issuer and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Issuer has no knowledge of a tax deficiency which has been asserted or threatened against the Issuer or any Subsidiary.

(w)

Neither the Issuer, nor to the knowledge of the Issuer, any agent or other person acting on behalf of the Issuer, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Issuer (or made by any person acting on its behalf of which the Issuer is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(x)

The Issuer has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Issuer, other than, in the case of clauses (ii) and (iii), compensation paid to the Issuer’s placement agent in connection with the placement of the Securities.

10.

Participation in Future Financing.  For a period of 12 months from the Closing Date, the Purchaser shall have the right to participate in each and every offering or sale of any securities of the Issuer (a “Financing”) as follows: (i) if the Financing is an equity or equity based or equity included financing (including, but not limited to, convertible debt and/or other equity), the Purchaser shall be entitled to purchase in such Financing such amount of securities of the Issuer up to an amount such that the Purchaser’s percentage ownership in the Issuer (determined on a fully diluted basis) after the Financing is not less than the Purchaser’s percentage ownership (determined on a fully diluted basis) in the Issuer immediately prior to the Financing (the “Participation Maximum”).  In the event that the Issuer proposes to conduct a Financing, the Issuer shall first notify the Purchaser in writing of its intention to conduct a Financing (the “Financing Notice”).  The Financing Notice shall describe in reasonable detail the proposed terms of such Financing, the amount of proceeds intended to be raised thereunder, the Person or Persons with whom such Financing is proposed to be effected.  The Purchaser shall be entitled in a Financing to purchase the same securities and/or debt on the most favorable terms offered to any other party.

(1)

The Purchaser shall have an option for a period of fifteen (15) calendar days from the date of receipt of such Financing Notice to participate in any such Financing up to such Purchaser’s Participation Maximum.

(2)

The Purchaser may exercise such purchase option and, thereby, purchase all (or any portion) of the Purchaser’s Participation Maximum in Financing by notifying the Issuer in writing, before expiration of such 15-day period as to the number of such securities and/or debt that it wishes to purchase.

(3)

The Purchaser electing to exercise the right to purchase its full Participation Maximum in a Financing (a “Participating Purchaser”) shall have a right of re-allotment such that, if any other Purchaser fails to exercise the right to purchase its full Participation Maximum in a Financing, each such Participating Purchaser may elect to purchase all of (or any portion of) the Participating Purchaser’s pro rata share of the offered securities and/or debt not previously purchased by a Purchaser.

(4)

If the Purchaser elects not to participate in one or more Financings, such election(s) shall in no way affect the right of the Purchaser to participate in all future Financings

11.

Restriction on Issuance of Preferred Stock.  For a period of the lesser of 36 months or the date on which the Purchaser holds less than 10% of the number of shares of Common Stock purchased hereunder, the Issuer agrees not to issue any shares of a class of preferred stock, unless:  (i) the Issuer is issuing PIK Shares (as defined in Schedule “E”), or (ii) the Issuer is issuing such preferred stock in a bona fide transaction with a strategic partner that is an unaffiliated arm’s length party, and who is an established and well known participant in the industry in which the Issuer participates.  In the event the Purchaser has transferred the shares to a Fund Transferee, the Fund Transferee shall have the rights of the Purchaser described in this Section 11.

12.

Board Observer/Director. The Purchaser shall have the right to appoint an observer to the Board of Directors of the Issuer (the “Observer”) for a period of the lesser of 36 months or the date on which the Holder (or a Fund Transferee) holds less than 50% of the number of Common Stock purchased hereunder. The Issuer shall (i) provide any such Observer with written notification of all Board Meetings (whether an in person or telephonic Board meeting); and (ii) all information given to any Board member, all in the same manner and at the same time as a Board member gets or is entitled to receive any such notification and/or information. The Observer shall be entitled to attend all Board Meetings by way of telephonic participation at no cost to the Purchaser or the Observer (and the Issuer agrees to provide telephonic access to the Observer at all Board Meetings that are subject to this Section 12), or at the option and cost of the Purchaser to attend any Board Meeting in person . In the event the Purchaser has transferred the shares to a Fund Transferee, the Fund Transferee shall have the rights of the Purchaser described in this Section 12, provided that if a Fund Transferee acquires the Securities from the Purchaser and any other security holder of the Issuer that has similar rights to appoint an Observer, the Fund Transferee shall only be entitled to one Observer.  For greater certainty, any Fund Transferee that holds less than 50% of the total number of shares of Common Stock purchased hereunder will not be entitled to appoint an Observer, and to the extent two Fund Transferees each hold 50% of such total number, they shall be entitled to collectively appoint one Observer.

13.

Determination of Share Ownership. For purposes of determining the number of shares of Common Stock held by the Purchaser (or a Fund Transferee) pursuant to Sections 11 and 12 herein, the number of shares shall be the sum of any shares of Common Stock registered in the name of the Purchaser (or a Fund Transferee) according to the Issuer’s transfer agent, plus any shares of Common Stock held by the Purchaser (or a Fund Transferee) in brokerage accounts.  For purposes of determining the number of shares held by the Purchaser (or a Fund Transferee) in brokerage accounts, the Purchaser (or a Fund Transferee) shall provide the Issuer with a current copy of his/her/its brokerage account statement evidencing such ownership whenever reasonably requested by the Issuer, which statement may be redacted to exclude disclosure of any other securities holdings or confidential information of the account holder.  If the Purchaser (or a Fund Transferee) fails or refuses to provide the Issuer with copies of brokerage account statements to establish ownership of shares of Common Stock whenever reasonably requested by the Issuer, then the Purchaser (or a Fund Transferee) shall be deemed not to hold any shares of Common Stock in brokerage accounts.

14.

Reliance Upon Representations, Warranties, and Covenants.  The Issuer and the Purchaser each acknowledge that the foregoing representations and warranties and covenants made by each to the other were made with the intent that they may be relied upon by the other party.

15.

Survival of Representations and Warranties.  The representations and warranties of the Purchaser contained in this Agreement shall be true at the Closing Date as though they were made at the Closing Date and they shall survive the Closing Date and remain in full force and effect thereafter for the benefit of the Issuer for a period of one year.  The representations and warranties of the Issuer contained in this Agreement shall be true at the Closing Date as though they were made at the Closing Date and they shall survive the Closing Date and remain in full force and effect thereafter for the benefit of the Purchaser for a period of one year. The covenants of the Issuer in Section 8(e) shall survive the Closing Date.

16.

Conditions Precedent to Closing:  The closing of the purchase and sale of the Shares shall be subject to the following conditions being satisfied at or prior to the Closing:

(i)

receipt by the Issuer of this Agreement and attached Appendices and Schedules, as applicable, all duly completed and executed by the Purchaser;

(ii)

the Issuer not being aware of any representation or warranty made by the Purchaser in this Agreement not being true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date);

(iii)

receipt of such other documents relating to the transactions contemplated by this Agreement as the Issuer or its counsel may reasonably request; and

(iv)

there being no order or decree preventing the Issuer from issuing the Securities.

17.

Amendment.  This Agreement may not be modified, changed, discharged or terminated except by an instrument in writing, signed by the parties against whom any waiver, change, discharge or termination is sought.

18.

Assignability.  This Agreement and any right, remedy, obligation or liability arising hereunder or by reason hereof may not be assigned by the Issuer without the prior written consent of the Purchaser. This Agreement and any right, remedy, obligation or liability arising hereunder or by reason hereof may be assigned by the Purchaser to an investment fund to which the Purchaser contributes the Securities.

19.

Applicable Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York, and any dispute will be referred to the courts of State of New York unless otherwise agreed in writing between the parties.

20.

Interpretation.  The sections and other headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement.  Words imparting the neuter gender include the masculine or feminine gender and words in the singular include the plural and vice versa.

21.

Notices.  All notices and other communications provided for herein will be in writing and will be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or by facsimile or other electronic means indicating the date of receipt and the signatures of the parties:

(a)

If to the Issuer, at the following address:

Viscount Systems, Inc.

4585 Tillicum Street, Burnaby, British Columbia, V5J 5K9

Facsimile:  (604) 327-3859

Attention:  President

(a)

If to the Purchaser, at the address on the cover page of this Agreement.

22.

Binding Effect.  The provisions of this Agreement will be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns, as the case may be.

23.

Notification of Changes.  The parties hereby covenant and agree to notify the other party upon the occurrence of any event prior to the Closing which would cause any party’s representations, warranties or covenants contained in this Agreement to be false or incorrect.

24.

Entire Agreement.  This Agreement including all schedules hereto constitutes the entire agreement between the Purchaser and the Issuer with respect to the Securities, and there are no other agreements, warranties, representations, conditions or covenants, written or oral, express or implied, in respect of, or which affect, the transaction herein contemplated.

25.

Costs.  The Purchaser acknowledges and agrees that except as may otherwise be provided for in this Agreement, all costs and expenses incurred by the Purchaser (including any fees and disbursements of any special counsel retained by the Purchaser) relating to the sale of the Securities to the Purchaser will be borne by the Purchaser.

26.

Further Assurances.  The Purchaser and Issuer will execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

27.

Counterparts and Facsimile.  This Agreement may be executed in counterparts or by facsimile or both, each counterpart or facsimile of which will be deemed to be an original, but all of which, taken together, and delivered will constitute one and the same agreement.  This Agreement will not be effective as to any party hereto until such time as this Agreement or a counterpart thereof has been executed and delivered, by facsimile or otherwise, by each party hereto.

28.

Collection of Personal Information.  The Purchaser acknowledges and consents to the fact that the Issuer and/or its counsel are collecting the Purchaser’s personal information for the purpose of fulfilling the terms of this Agreement.  The Purchaser further acknowledges and consents to the fact that the Issuer and/or its counsel may be required by applicable securities laws to provide securities regulatory authorities with any personal information provided by the Purchaser, according to the requirements of the applicable securities laws.

Schedule “A”

UNITED STATES ACCREDITED INVESTOR CERTIFICATE

TO:

VISCOUNT SYSTEMS, INC.  (the “Issuer”)

The Purchaser understands and agrees that the Shares, the Warrants and the Warrant Shares (collectively, the “Securities”) have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or applicable state securities laws, and the Securities are being offered and sold on behalf of the Issuer to the Purchaser in reliance upon Rule 506 of Regulation D under the 1933 Act.

The undersigned represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

(a)

it is purchasing the Securities for its own account or for the account of one or more persons for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States; provided, however, that the Purchaser may sell or otherwise dispose of any of the Securities pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)

it satisfies one or more of the categories of “accredited investor” indicated below (the Purchaser must initial the appropriate line(s)):

             Category 1.

A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

             Category 2.

A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

             Category 3.

A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or

             Category 4.

An insurance company as defined in Section 2(13) of the 1933 Act; or

             Category 5.

An investment company registered under the United States Investment Company Act of 1940; or

             Category 6.

A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

             Category 7.

A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

             Category 8.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

             Category 9.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

             Category 10.

A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

             Category 11.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

             Category 12.

Any director, executive officer, or general partner of the Issuer; or

             Category 13.

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds U.S.$1,000,000

Note: (i) the person’s primary residence shall not be included as an asset, (ii) any indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability), and (iii) any indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

             Category 14.

A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

             Category 15.

A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

             Category 16.

Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth herein which takes place prior to the Closing.

If a Corporation, Partnership or Other Entity: Name of Entity Type of Entity Signature of Person Signing Print or Type Name and Title of Person Signing	If an Individual: Signature Print or Type Name Date: _____________, 20_____.

Schedule “B”

CANADIAN ACCREDITED INVESTOR CERTIFICATE

TO:

VISCOUNT SYSTEMS, INC.  (the “Issuer”)

The undersigned represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that it satisfies one or more of the categories of “accredited investor” indicated below (the Purchaser must initial the appropriate line(s)):

(a)	omitted
(b)	omitted
(c)	omitted
(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
(f)	omitted
(g)	omitted
(h)	omitted
(i)	omitted
(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

(k)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300 000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;
(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;
(n)	omitted
(o)	omitted
(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(r)	omitted
(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function
(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or
(v)	omitted

For the purposes of the above:

(a)	"financial assets" means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;
(b)	“Investment fund” means a mutual fund or a non-redeemable investment fund;
(c)

“person” includes

(a)

an individual,

(b)

a corporation,

(c)

a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)

an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

"related liabilities" means:
(i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or
(ii) liabilities that are secured by financial assets.
All monetary references are in Canadian Dollars.

Schedule “C”

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made this ________day of ________________, 2012, by Viscount Systems, Inc., a Nevada corporation (the "Company") and _______________________________________ (the "Purchaser").

1.

Registration Rights.

1.1

Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

(a)

"Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b)

“Common Stock" shall mean the common stock, no par value, of the Company.

(c)

The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

(d)

“Registrable Securities" shall mean the Shares.

(e)

“Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 2, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such Registration and the reasonable fees and disbursements of counsel for the Selling Shareholders, as selling shareholders.

(f)

“Registration Statement" shall mean Form S-1 or Form S-3, whichever is applicable, in the form promulgated by the Commission or any substantially similar or successor form then in effect.

(g)

“Restriction Termination Date" shall mean, with respect to any Registrable Securities, the earliest of (i) the date that such Registrable Securities shall have been Registered and sold or otherwise disposed of in accordance with the intended method of distribution by the seller or sellers thereof set forth in the Registration Statement covering such securities or transferred in compliance with Rule 144 or another available exemption, (ii) the date that an opinion of counsel to the Company containing reasonable assumptions (which opinion shall be subject to the reasonable approval of counsel to any affected Purchaser) shall have been rendered to the effect that any restrictive legend placed upon the Registrable Securities under the Securities Act can be properly removed and such legend shall have been removed; and (iii) the expiry date of the Warrants.

(i)

"Rule 144" shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act and any successor rules thereto.

(j)

"Purchaser" shall mean the Purchaser pursuant to the Securities Purchase Agreement, their assignees and transferees where permitted under the Securities Purchase Agreement.

(k)

"Securities Act" shall mean the Securities Act of 1933, as amended.

(l)

“Securities Purchase Agreement” means the Securities Purchase Agreement entered into between the Selling Shareholder and the Company and to which this Registration Rights Agreement is attached as Schedule “C”

(m)

"Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

(n)

"Selling Shareholder" shall mean a holder of Registrable Securities.

(o)

"Shares" shall mean the Common Stock issuable, or issued, to the Purchasers pursuant to the exercise of the Warrants in accordance with their terms.

(p)

“Warrants” shall mean the warrants issued to a Selling Shareholder pursuant to the Securities Purchase Agreement.

 Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Share Purchase Agreement.

1.2

Piggyback Registration

(a)

Each time that the Company proposes to Register a public offering of its Common Stock (including an offering of Common stock issuable upon conversion or exercise of other securities), the Company shall promptly give written notice of such proposed Registration to all holder of Warrants, which shall offer such holders the right to request inclusion of any Registrable Securities in the proposed Registration.

(b)

Each holder of Shares shall have ten (10) days or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Registrable Securities such holder intends to sell and the holder's intended plan of disposition.

(c)

Upon receipt of a written request pursuant to Section 1.2 (b), the Company shall promptly use its best efforts to cause all such Registrable Securities to be Registered, to the extent required to permit sale or disposition as set forth in the written request.

1.3

Preparation and Filing.

If and whenever the Company is under an obligation pursuant to the provisions of Section 1.2 to include the Registration of any Registrable Securities, the Company shall:

(a)

prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective in accordance with Section 1.3(b) hereof, keeping each Selling Shareholder advised as to the initiation, progress and completion of the Registration;

(b)

prepare and file with the Commission such amendments and supplements to such Registration Statements-and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for nine months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement;

(c)

furnish to the Selling Shareholder such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the  requirements of the Securities Act, and such other documents as such Selling Shareholder may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

(d)

at any time when a prospectus covered by such Registration Statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2.3 (b) hereof, notify each Selling Shareholder of the happening of any event as a result of which the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, if prepared by the Company, furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing.

1.4

Expenses.

The Company shall pay all Registration Expenses incurred by the Company in complying with this Section 2; provided however that all underwriting discounts and selling commissions applicable to the Registrable Securities covered by registrations shall be borne by the seller thereof.

1.5

Information Furnished by Purchaser.

It shall be a condition precedent to the Company's obligations under this Agreement as to the Selling Shareholder that such Selling Shareholder furnish to the Company in writing such information regarding such Selling Shareholder and the distribution proposed by such Selling Shareholder as the Company may reasonably request.

1.6

Indemnification.

1.6.1

Company's Indemnification of Purchasers.

The Company shall indemnify the Selling Shareholder, each of its officers, directors and  constituent partners, and each person controlling such Selling Shareholder, and each underwriter thereof, if any, and each of its officers, directors, constituent partners, and each person who controls such underwriter, against all claims, losses, damages or liabilities (or actions in respect thereof) suffered or incurred by any of them, to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to actions or inaction required of the Company in connection with any such Registration; and the Company will reimburse such Selling Shareholder, each such underwriter, each of their officers, directors and constituent partners and each person who controls such Selling Shareholder or underwriter, for any legal and any other expenses as reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided however, that the indemnity contained in this Section 1.6.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Selling Shareholder, underwriter, controlling person or other indemnified person and stated to be for use in connection with the offering of securities of the Company.

1.6.2

Selling Shareholder's Indemnification of Company.

The Selling Shareholder shall indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's Registrable Securities covered by a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) suffered or incurred by any of them and arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Selling Shareholder of any rule or regulation promulgated under the Securities Act applicable to such Selling Shareholder and relating to actions or inaction required of such Selling Shareholder in connection with the Registration of the Registrable Securities pursuant to such Registration Statement; and will reimburse the Company, such directors, officers, partners, persons, underwriters and controlling persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; such indemnification and reimbursement shall be to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder and stated to be specifically for use in connection with the offering of Registrable Securities. Anything in the foregoing to the contrary notwithstanding, in no event shall the aggregate obligations of a Selling Shareholder under this Section 1.6.2 to all parties that may be entitled to indemnification hereunder exceed the amount of proceeds received by such Selling Shareholder in connection with such offering of Registrable Securities.

1.6.3

Indemnification Procedure.

Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action which may give rise to a claim for indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.6, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the, right to employ, separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to the indemnified parties which are different from or additional to those available to the indemnifying party (in which case, if the indemnified parties notify the indemnifying party in writing that they elect to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified parties, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for all indemnified parties, which counsel shall be designated in writing by the Purchasers of a majority of the Registrable Securities).

1.6.4

Contribution.

If the indemnification provided for in this Section 1.6 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim.

2.

Covenants of the Company.

The Company agrees to:

(a)

Notify the holders of Registrable Securities included in a Registration Statement of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

(b)

Take all other reasonable actions necessary to facilitate disposition of the Registrable Securities by the holders thereof pursuant to the Registration Statement.

(c)

Prior to the filing of the Registration Statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, the Company will provide the Selling Shareholder with copies of all pages thereto, if any, which reference such Selling Shareholder.

3.

Miscellaneous.

(a)

Notices required or permitted to be given hereunder shall be given in accordance with the notice provision of the Securities Purchase Agreement.

(b)

Failure of any party to exercise any right or remedy under this  Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof.  No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

(c)

This Agreement shall be governed and construed in all respects in accordance with the laws of the State of New York.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(d)

This Agreement may not be assigned by the Purchaser unless notice of the assignment is provided to the Company, and the Company consents to the assignment thereof, which the Company will in all cases provide if the assignment is to an affiliate of the Purchaser or there is no change in beneficial holder.

(e)

This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the parties hereto.

(f)

This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same Agreement.

IN WITNESS WHEREOF, the Company has executed this Agreement for the benefit of the Purchasers by its duly authorized officer as of the date first above written.

Viscount Systems, Inc.

By:_________________________

Stephen Pineau, President

Agreed and Accepted this ____ day of November, 2012

[Purchaser]

By:_________________________

Name:

Title:

Schedule “D”

FORM OF WARRANT

Schedule “E”

(i)

CAPITALIZATION TABLE

Current Capitalization

Common Shares issued and currently outstanding		76,733,750

Shares Resulting From Conversion of Series A Preferred Stock
(1,000 shares @ $1,000 per share convertible into common shares at $.0407)	24,570,024
(100 shares @ $1,000 per share convertible into common shares at $.05)	2,000,000

Shares resulting from Conversion of PIK Share issuances
from June 2012 PIK Dividend payment, 5.777 A Shares	137,875
from September 2012 PIK Dividend payment, 20.340 A Shares	434,613

Warrants	48,392,014
(Weighted average exercise price of $0.083)

Options	8,315,625
(Weighted average exercise price of $0.05)

Shares reserved for issuance		83,850,151

Total commons shares		160,583,901

Series A Shares Outstanding		1,126.117

(ii)

RIGHTS OF FIRST REFUSAL, PREEMPTIVE RIGHTS, RIGHT OF PARTICIPATION, AND OTHER SIMILAR RIGHTS OR LIENS

The shares of common stock of the Viscount Systems, Inc. (the “Company”) are subject to participation rights pursuant to Section 4(l) of the securities purchase agreements entered into between the Issuer, Viscount Communication and Control Systems, Inc. and each holder (a “Purchaser”) of Series A Convertible Redeemable Preferred Stock  (“A Shares”) of the Company, as follows:

(l)

 Participation in Future Financing.  While any A Shares, including any A Shares issuable as a PIK dividend (“PIK Shares”), warrants issued to the holders of the A Shares and the agent in connection with the offer and sale of the A Shares, all as part of the original offering thereof (the “Warrants” andthe “Payment Warrants” respectively) are outstanding, each Purchaser shall have the right to participate in each and every offering or sale of any securities and/or non-convertible debt of the Company (a “Financing”) as follows: (i) if the Financing is an equity or equity based or equity included financing (including, but not limited to, convertible debt and/or non-convertible debt with warrants and/or other equity), each Purchaser shall be entitled to purchase in such Financing such amount of securities of the Company up to an amount such that each Purchaser’s percentage ownership in the Company (determined on a fully diluted basis) after the Financing is not less than such Purchaser’s percentage ownership (determined on a fully diluted basis) in the Company immediately prior to the Financing, and (ii) if the Financing is a non-convertible debt offering, each Purchaser shall be entitled to purchase up to such aggregate principal amount of debt offered by the Company as shall equal the product of (a) five (5) multiplied by (b) the Purchase Price paid by such Purchaser in the A Share Offering (the “Participation Maximum”).  In the event that the Company proposes to conduct a Financing, the Company shall first notify each of the Purchasers in writing of its intention to conduct a Financing (the “Financing Notice”).  The Financing Notice shall describe in reasonable detail the proposed terms of such Financing, the amount of proceeds intended to be raised thereunder, the Person or Persons with whom such Financing is proposed to be effected.  The Purchasers shall be entitled in a Financing to purchase the same securities and/or debt on the most favorable terms offered to any other party.

(1)

Each Purchaser shall have an option for a period of fifteen (15) calendar days from the date of receipt of such Financing Notice to participate in any such Financing up to such Purchaser’s Participation Maximum.

(2)

Each Purchaser may exercise such purchase option and, thereby, purchase all (or any portion) of such Purchaser’s Participation Maximum in Financing by notifying the Company in writing, before expiration of such 15-day period as to the number of such securities and/or debt that it wishes to purchase.

(3)

Each Purchaser electing to exercise the right to purchase its full Participation Maximum in a Financing (a “Participating Purchaser”) shall have a right of re-allotment such that, if any other Purchaser fails to exercise the right to purchase its full Participation Maximum in a Financing, each such Participating Purchaser may elect to purchase all of (or any portion of) such Participating Purchaser’s pro rata share of the offered securities and/or debt not previously purchased by a Purchaser.

(4)

If a Purchaser elects not to participate in one or more Financings, such election(s) shall in no way affect the right of a Purchaser to participate in all future Financings.

(iii)      OBLIGATION TO ISSUE SECURITIES OR ADJUSTMENT OF EXERCISE, CONVERSION, EXCHANGE OR RESET OF PRICING

Warrants issued to all holders of Series A Convertible Redeemable Preferred Stock of the Company and to Pickwick Capital Partners LLC exercisable at $0.08 and $0.05 per share, respectively, to acquire an aggregate of 15,942,014 shares of common stock will be subject to price adjustment due to this transaction.  Applicable holders have agreed to reset the exercise price of their warrants at an exercise price of $0.065 per share on closing of this transaction.

(iv)      RIGHT TO EFFECT REGISTRATION OF SECURITIES

All of the holders of outstanding Series A Convertible Redeemable Preferred Stock of the Company (the “Series A Shares”) have entered into a registration rights agreement with the Issuer, pursuant to which the Issuer has granted each holder of Series A Shares a demand registration right and a piggyback registration right, which right may only be exercised on certain conditions being met, to register all of the common shares underlying the Series A Shares and corresponding warrants issued in connection therewith for resale.